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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 9, 2005


                       THE CHEESECAKE FACTORY INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-20574               51-0340466
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE

     On February 9, 2005, The Cheesecake Factory Incorporated issued a press release announcing that Company management will present at the Smith Barney Citigroup Small & Mid-Cap Conference in Las Vegas on February 17, 2005. A copy of the press release is attached as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

     99.1 Press release dated February 9, 2005 entitled "The Cheesecake Factory to Present at the Smith Barney Citigroup Conference".



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 9, 2005             THE CHEESECAKE FACTORY INCORPORATED



                                         By:  /s/ MICHAEL J. DIXON
                                              --------------------------------
                                              Michael J. Dixon
                                              Senior Vice President
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX

      Exhibit            Description
---------------------    ------------------------------------------------------
        99.1             Press Release dated January 4, 2005 entitled
                         "The Cheesecake Factory to Present at the
                         Smith Barney Citigroup Conference".


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